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

FUND CODE/NAME:     425/SCUDDER RREEF REAL ESTATE SEC-A

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

         14716163-7     THE MANUFACTURERS LIFE INSURANCE        ###-##-####        4493/001            728          22,845,703.9290
                        COMPANY (USA)
                        250 BLOOR ST EAST 7TH FLOOR                                                                    81.08 %
                        TORONTO ONTARIO CANADA M4W1E5




0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                   6,284
                                 TOTAL NUMBER OF SHARES FOR FUND               :         28,175,617.5580

FUND CODE/NAME:     595/SCUDDER RREEF REAL ESTATE SEC-INST

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

          3845710-4     CHARLES SCHWAB & CO INC                 ###-##-####        5323/001            090           2,769,618.4710
                        SPECIAL CUSTODY ACCT FOR THE
                        BENEFIT OF CUSTOMERS                                                                           29.18 %
                        ATTN MUTUAL FUNDS
                        101 MONTGOMERY ST
                        SAN FRANCISCO CA  94104-4122


0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                     257
                                 TOTAL NUMBER OF SHARES FOR FUND               :          9,492,013.1170

FUND CODE/NAME:     625/SCUDDER RREEF REAL ESTATE SEC-B

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                   2,545
                                 TOTAL NUMBER OF SHARES FOR FUND               :          1,252,298.8140

FUND CODE/NAME:     725/SCUDDER RREEF REAL ESTATE SEC-C

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                   2,140
                                 TOTAL NUMBER OF SHARES FOR FUND               :          1,964,424.9450


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